Exhibit 10.10

Polysilicon Supply Agreement

By and between

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

And

Changzhou Trina Solar Energy Co., Ltd.

Serial Number on the side of the Seller: SSC000119

Serial Number on the side of the Buyer: TCZ—A1130—0803—CGC—120—0

March 29, 2008

Polysilicon Supply Agreement

This Polysilicon Supply Agreement is executed by the following parties on March 29, 2008.

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd., a company incorporated in the People’s Republic of China with its legal address at No.66, Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province, PRC (hereinafter referred to as “Seller”).

Changzhou Trina Solar Energy Co., Ltd., a company incorporated in the People’s Republic of China with its legal address at No.2, Tianhe Road, Electron Industrial Park, Xinbei District, Changzhou, Jiangsu, PRC (hereinafter referred to as “Buyer”).

The Buyer and the Seller are each hereinafter also referred to as the “Party” and, collectively as the “Parties”.

PREAMBLE

WHEREAS, the Buyer intends to engage in a long-term trade relationship with the Seller and to purchase quantities of solar grade polysilicon from the Seller, and the Seller intends to be a supplier and to sell quantities of solar grade polysilicon to the Buyer; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the Seller and the Buyer agree as follows:

PART I DEFINITION

1.	As used herein, unless otherwise agreed in the clauses of this Agreement, or defined by the context, the following terms shall have the following meaning:

Agreement means this Polysilicon Supply Agreement, including all Exhibits hereto, as it may be amended, modified or supplemented from time to time in accordance with its terms.

Term of this Agreement means the period from the Effective Date of this Agreement to the expiry date of it, which is the effective term of this Agreement.

Business Day means any day on which companies in the PRC are generally open for business, including a Saturday or Sunday which the PRC government temporarily declares to be a working day (“Working Rest Day”), but excluding a statutory holiday, or a Saturday or Sunday other than a Working Rest Day.

Effective Date means the date the Parties duly sign this Agreement.

Agreement Year means each calendar year during the Term of this Agreement, i.e. from January 1 to December 31. The first Agreement Year shall be from the Effective Date to December 31, 2008.

Affiliate or Affiliates means any company which is directly or indirectly controlled by, or under the same control with, or jointly controls another company with, each Party.

The term “control” as used in the preceding Clause 1.6 means, with respect to a corporation, the right to exercise, directly or indirectly, fifty percent (50%) or more of the voting rights attributable to the shares of such corporation.

Loss or Losses means any and all damages, fines, fees, taxes, penalties, deficiencies, losses (including lost profits or diminution in value) and expenses, including interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of any proceedings or of any claim, default or assessment (such fees and expenses to include all fees and expenses, including fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any third party claims, (ii) asserting or disputing any rights under this Agreement against any Party hereto or otherwise, or (iii) settling any action or proceeding or threatened action or proceeding).

Intellectual Property means all the rights from any of the following items: invention, discovery, improvement, utility model, copyrightable work, industrial design or mask work, algorithm, data structure, trade secrets or know-how, confidential information, or any idea having commercial value. Intellectual Property shall also include any trademark, trade dress, trade name, domain name, or other marks that serve to identify and distinguish goods or services as coming from, or falling under the control of, a single source. Intellectual Property shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world, and all rights in any applications and granted registrations for any of the foregoing rights.

China or PRC means the People’s Republic of China. But in this Agreement, shall not include Hong Kong , Macao, or Taiwan district.

Renminbi or RMB means the lawful currency of China from time to time.

Laws means the laws, regulations, rules, and other legislative, executive or judicial notices, decisions or pronouncements binding on either Party, or in relation to the subject matter of this Contract.

Products means the solar grade polysilicon as defined in Products specification in Exhibit A of this Agreement. The Seller agrees to sell and deliver and the Buyer agrees to buy and acquire the Products with such specification.

Payment means the total amount of the Price (net price) of the Products and the tax borne by the Buyer.

Advance Payment shall have the meaning as defined in Clause 3.5.1 of this Agreement.

Total Agreement Price means the tax-included total price as stipulated in Exhibit B.

PART II GENERAL PROVISIONS

2.1.	The Preamble in the above context and Exhibits attached hereto constitute an integral part of this Agreement.

2.2.	Headings preceding the text, articles and clauses hereof have been inserted solely for convenience and reference and shall not be construed to affect the meaning, construction or effect of this Agreement.

2.3.	During the Term of this Agreement, the Buyer shall purchase, accept and pay for the Products, subject to the terms and conditions herein.

2.4.	During the Term of this Agreement, the Seller shall sell and deliver the Products, subject to the terms and conditions herein.

2.5.	Term of this Agreement shall be from the Effective Date to December 31, 2015, and unless sooner terminated or canceled in accordance with the terms of this Agreement, this Agreement shall continue in full force until both Parties have completed their obligations as detailed herein.

2.6.	Take or Pay Agreement. This Agreement is a “take or pay agreement” such that Buyer is absolutely and irrevocably required to accept and pay for the contracted volume of Products per year in the Term of this Agreement at the prices set forth in Exhibit B. In the event that Buyer fails to perform its contracted volume (including but not limit to: fails to order contracted volume and fails to pay the account payable) in a given year, the Seller is entitled to invoice Buyer regardless the difference between the ordered and the contracted at full contract price and Buyer is liable to pay the full price as specified in that invoice within *** of the invoice date. Buyer specifically acknowledges and accepts that it will be liable for the full purchase price of volume differentia between the quantity ordered and the contracted volume.

2.7.	Except the two special circumstances as specified hereinafter, the Buyer shall not resell Products or be a reseller or distributor of Products without prior written consent from the Seller: (i) the Buyer use Products for its purpose of production, or: (ii) the Buyer resell or distribute Products to its Affiliates.

PART III SUPPLY OF PRODUCTS

3.1	Products

The Products to be supplied under this Agreement shall meet the specification as stipulated in Exhibit A to this Agreement or the specification which have been amended and executed by the Parties at the time of supply. The specifications set forth in Exhibit A may be amended only in written upon the agreement of the Seller and the Buyer.

3.2	Price

3.2.1	The price of Products during the Term of this Agreement shall be fixed as set forth in Exhibit B. The Parties hereto agree that upon the execution of this Agreement, neither Party may require the adjustment of the said price by the other Party for any grounds.

3.2.2	The price in this Agreement shall be quoted as net price after value-added tax (means that: the price in the Agreement shall be net price and shall not include any tax amount), and subject to the adjustment of value-added tax while issuing an invoice. The price shall not include any expense for transportation, insurance and other logistic procedures, or any tax borne by the Buyer. The Seller shall issue the invoice with value-added tax, and the Buyer shall bear the tax other than net price.

3.3	Volume

3.3.1	The volume of Products supplied during the Term of this Agreement shall be set forth in Exhibit B, provided, however, Seller may adjust the products supplied in every quarter (“quarter” referred to as the each period of three months from April 2008, and so forth) within *** more or less than the scheduled volume in a given quarter. The Seller shall make up for the short supply to the scheduled volume in the following quarter, i.e. at the end of the quarter, in which case the Seller shall not bear any liability for breach of Agreement. In addition, the parties hereto agree that upon the execution of this Agreement, neither Party may require the adjustment of the said volume by the other Party for any grounds.

3.4	Quality

3.4.1	The quality standard of the Products under this Agreement shall follow Products specification in Exhibit A to this Agreement. In case of any dispute arising concerning the Products’ quality, the Parties shall entrust official authentication institute for an authentication report and the authentication report shall prevail in respect of the quality of the Products. If the deficiencies of the Products are proved according to the authentication report, the expenses and costs shall be ultimately borne by the Seller; and if the deficiencies of the Products are proved non-in-existence according to the authentication report, the expenses and costs shall be ultimately borne by the Buyer.

The parties hereto expressly agree that the quality standard of the Products under this Agreement shall follow Products specification in Exhibit A to this Agreement from the Effective Date, which should be adjusted *** by the Parties as follows: the Parties shall negotiate with each other within *** prior to the expiration of each *** from the Effective Date; in case that no consensus has been reached between the Parties within *** from the negotiating date, the Parties shall strive for collecting the top three producers of solar grade polysilicon in the mainland of PRC within *** and adjust the Exhibit A according to the average specification of these specifications from the top three producers. The Seller shall be included in the top three and its specification shall be taken as a reference should its production rank the top three; in case consensus between the Parties regarding the adjustment of the specification in Exhibit A is not yet reached within the *** abovementioned, the Parties shall be responsible to separately purchase *** of products as specified in the authentication report(s) in the shortest time and the consequent

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average specification shall be applied in the adjustment of the Exhibit A. The adjusted specification shall be effectively applied from the *** day from the receipt of the authentication report(s) for the samples supplied by the top three producers. To avoid any doubt, the receipt of the authentication report(s) by any Party shall be deemed the receipt of the authentication report(s) by Parties.

3.5	Payment

3.5.1	Advanced Payment. The Buyer agrees to pay RMB*** as Advance Payment, of which the interest shall not be calculated and the Seller shall own all the interest herein. Unless otherwise stipulates in the context of this Agreement, the Advance Payment is unrefundable, and irrevocable. The term of paying the Advance Payment shall be the same as the term stipulated in Exhibit B. Unless otherwise specified in Exhibit B of this Agreement, the Buyer explicitly acknowledges and accepts that: once affixing to this Agreement, the Seller shall not be responsible to return all or part of the Advance Payment to the Buyer in any case. The Advance Payment shall be deducted for Payment to Products only in situations specified in this Agreement. The Parties herein explicitly agree that: the Buyer is entitled to deduct *** of the Advance Payment as Payment to Products from *** up to the date that the total amount of the Advance Payment is thoroughly deducted. If the Advance Payment is deducted as liquidated damages or compensation for any losses due to the Buyer’s breach of contract, the deduction as the Payment of the Products shall be commenced only after the deduction of the liquidated damages or compensation for any losses. The Seller shall return the residual amount of the Advance Payment to the Buyer within *** after its performance of this Agreement finished or sooner cancellation or termination of this Agreement because of the breach by the Buyer or the Seller, excluding the events that the Buyer materially breaches this Agreement.

If the Buyer breaches the Agreement, the Seller shall have right to deduct relevant liquidated damages or loss compensation from the Advance Payment, and request the Buyer to pay an amount equals to the deduction to recovery the amount of guarantee, non-performance of which shall be deemed as a breach of this Agreement and the Seller shall be responsible to assume the liability pursuant to Clause 8.3 of this Agreement.

3.5.2	Payment. The Buyer shall make the Payment to the Seller before the Seller delivering the Products in accordance with the Exhibit B, the Seller is entitled to refuse the delivery the Products if the Buyer does not pay adequately. The Seller is obligated to deliver the corresponding Products to the Payment adequately paid within *** from the date of its receipt of the Payment.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.5.3	After the Buyer makes the full Payment to the Seller each time, the Seller shall issue relevant invoice for the use of value-added-tax with the value of the paid amount at that time to the Buyer within ***. The property rights of the Products shall be owned by the Seller before the Payment is fully settled.

3.6	Delivery

3.6.1	All deliveries shall be made in accordance with the delivery schedule specified in Exhibit B.

3.6.2	All Products purchased and sold hereunder shall be delivered at Seller’s location or other locations ordered by the Seller (e.g. workshop, factory or storehouse). All risk of Losses to such Products shall be transferred to Buyer upon the date of any delivery herein.

3.6.3	Transportation and Insurance. The Buyer is liable for the transportation and insurance of the Products at its own cost.

3.6.4	In the event of a delay in delivery due to Buyer’s request or due to Buyer’s failure to collect the Products at the delivery date, the Seller is entitled to place such Products in escrow to notarial authorities or seal up the Products for storage at the Buyer’s cost. Once the Products are in escrow or sealed up, the risk of the Products shall transfer to the Buyer, and the Buyer shall bear the expense of escrow or the sealed storage. If the Buyer delays for more than *** to collect the Products, it shall be considered as irrevocable acceptance of the Products, and the Seller has the right to dispose the Products and own the proceeds accordingly.

In the event that the Buyer fails to purchase Products from the Seller in accordance with the volume of this Agreement in a given month, the Seller is entitled to resell the unpurchased Products to other buyers in the domestic or overseas market at its own discretion, and the Buyer shall be liable to pay the margin between the resale price and scheduled price in this Agreement and the expenses resulting from the resale.

3.6.5	In the event that the Seller is delayed to deliver the Products as stipulated in Clause 8.4 of this Agreement, the Buyer shall permit the Seller to reasonably extend the delivery term for a period no less than *** and no more than ***, which should be noticed explicitly by the Buyer. The Seller shall not be responsible for any liability of breach of this Agreement during the extension period. If the Seller fails to deliver the scheduled Products upon the expiration of the extension period, it shall be charged with the liability for delay delivery as specified in Clause 8.4.

The Seller shall have right to delivery partly upon the consent of the Buyer.

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3.6.6	Inspection. The Buyer shall process the inspection and issue a written notice of Products’ flaws to the Seller in *** after delivery if there are flaws discovered during the inspection. Once exceed the time limit, the Products delivered shall be deemed to be up to standard, and the Buyer shall accept all the Products unconditionally. To avoid any doubt, the rules of inspection herein is only applicable to the inspection of ploysilicon and the Parties herein disagree to apply the inspection rules of silicon chips to the inspection of polysilicon.

3.6.7	The Parties acknowledge and explicitly agree that: the Seller in only liable to provide the Products according to the Exhibit A of this Agreement, and; the responsibilities for the fitness of the Products for special purpose, and the processing, use, and application of the Products should be solely assumed by the Buyer.

3.7	Warranty

3.7.1	The Parties hereto agree and acknowledge that all risks arising out of the fluctuation of the product prices shall be borne by the Parties respectively, and Buyer is obligated to purchase and Seller is obligated to provide the Products contracted during the Term of this Agreement.

3.7.2	Qualification warranty. The Seller makes its warranty for the qualification of delivered Products to the extent permitted and required under the Exhibit A. In the event that the delivered Products is not meet the specification as specified in Exhibit A, the Buyer will have right to claim for exchange of Products up to the specification in Exhibit A. Except the warranty abovementioned, any implied or express warranty from the Seller for the qualification of Products or warranty for the future proper sale of Products or fitness for a particular purpose are specifically excluded from this Agreement.

(a)	According to the related provisions of this Agreement, in the event that the Buyer suffers any claims or suits arising from any deficiencies of the Products, the remedial right of the Buyer and the liabilities and obligations of the Seller are absolutely limited to: (i) making exchange for the disqualified Products or paying back the sum of money paid for them, or (ii) paying damages with a sum of money not exceeding ***. As a condition precedent to the exercitation of the remedial right of the Buyer, the Buyer should give a prior notice to the Seller pursuant to the relevant provisions of this Agreement.

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(b)	Parties agree that the remedies stipulated in this Agreement are sufficient and exclusive. Saved as these indemnification obligations of the Parties as stipulated above, one Party shall not be liable to any special damages, incidental damages, indirect damages or any other damages suffered by the other Party resulting from the its disobeying by the obligations under this Agreement or other reasons excluded from this Agreement, including suit of infringement, strict liability, liability for products and infringement of trademark.

4.	FORCE MAJEURE

4.1	Events of Force Majeure

If a Party delays or fails in performance of any obligation of this Agreement, completely due to causes beyond its reasonable control, and the Party who delays or fails in performance is in compliance with the requirement of Clause 8 of this Agreement and is of no fault or negligence, the Party shall not be liable for such delays or failures in performance and shall not be deemed as breaching this Agreement. The aforesaid causes include, but are not limited to, force majeure, war, riot, explosion, fire, changes of Laws, acts or nonfeasance of the government inducing the delays or failures in performance of this Agreement (generally referred to as “Force Majeure”). Provided the matters (the delays or failures in performance) of the carriers, distributors, or suppliers of the Buyer, which results in the delays or failures in performance of the Buyer, are completely caused by aforesaid events of Force Majeure, it shall also be deemed as the delays or failures in performance induced by the Force Majeure under this clause. The parties agree to continue performing their obligations as soon as the events of Force Majeure disappear, and to deduct the non-performance period caused by Force Majeure and postpone the Agreement accordingly.

4.2	Notice and Response

The Party experiencing the Force Majeure shall promptly give written notification to the other Party. Such notification shall include a full and complete explanation of the Force Majeure and its cause, the status of the Force Majeure, and the actions such Party is taking and proposes to take to overcome the Force Majeure. The Party experiencing the Force Majeure shall exercise due diligence in endeavoring to overcome any delay caused by Force Majeure and shall undertake reasonable measures to make up the time delayed by the Force Majeure without additional compensation from the other party.

4.3	Effect of Force Majeure

If any Party delays or fails in performance of any obligation of this Agreement due to occurrence of Force Majeure, its term of performing this Agreement shall be prolonged to include the reasonable time which is needed to overcome the events of Force Majeure.

4.4	Exemptions

Seller shall choose to delay delivery without bearing default liabilities in the following circumstance:

4.4.1	Seller examines and repairs, maintains the equipments; ***

5.	INTELLECTUAL PROPERTY

Any and all drawings, data, designs, tooling, equipment, procedures, engineering changes, inventions, trade secrets, copyrights, mask works, source code, object code, patents, patent applications, know-how, computer and/or product software and all parts thereof, trademarks and all other information, technical or otherwise which was developed, made or supplied by or for Seller in the development, production or manufacture of the Products, will be and remain the sole property of Seller (or its licensors, if any), and in any way nothing in this Agreement shall be construed as granting ownership or any other rights regarding the Products (to Buyer). Buyer agrees not to reverse engineer any Product purchased hereunder.

6.	CONFIDENTIALITY

6.1	The Parties acknowledge and agree that the terms of this Agreement and certain information exchanged between them pertaining to this Agreement, including information regarding research, technology, product developments, marketing plans or conditions, products information, business strategies, and the like, constitutes “Confidential Information” of the Party disclosing the information. The purpose of the exchange of the Confidential Information is to allow the Parties to perform their obligations and responsibilities under this Agreement. During the term of this Agreement, and for a period of *** years following its termination or expiration, except as required by applicable laws, regulation or rules of any securities exchange, the Party received any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information (hereinafter refers to “Receiving Parties”) shall not, except with the prior written consent of the

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disclosing Party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing Party; provided, however, that each Party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing Party to its affiliates if such affiliates undertake to keep such information strictly confidential in accordance with stipulations of this Agreement and each affiliate has a “need to know”. Each Party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such Party under this Agreement as it employs with respect to its own Confidential Information, but at all times one party shall use at least reasonable care to protect against disclosure of Confidential Information of the opposite party. Confidential Information does not and shall not include information that:

(a)	was already known to the Receiving Parties at the time such information is disclosed by the other Party;

(b)	was or became publicly known without Receiving Parties’ faults;

(c)	was rightfully received from a third party without restriction;

(d)	was independently developed by the Receiving Parties;

(e)	was approved for release by written authorization of the Party disclosing such information under this Agreement; or

(f)	was required by legal or financial reporting purposes to be disclosed; provided, however, that the Party being required to disclose shall, if circumstances permit, provide advanced notice to the other Party and shall allow the other Party a reasonable opportunity to oppose such disclosure, if appropriate.

6.2	The Parties shall treat such Confidential Information as confidential, each Party shall not recopy or use such Confidential Information unless in necessity of fulfilling its obligations under this Agreement. One Party shall return all Confidential Information to the other Party upon completion of such obligations for its use, or upon the request of the other Party.

6.3	The Parties acknowledge and agree that the illegally use or disclosure of the Confidential Information may cause irreparable injury to Disclosing Party for which its loss may not be adequate remedied by Laws, and that any actual or contemplated breach of this clause will entitle Disclosing Party to obtain immediate injunctive relief prohibiting such breach, in addition to any other rights and remedies available to it.

6.4	The Parties (including the Affiliates procuring Confidential Information under this Agreement) agree that, each Party shall comply with the obligations and liabilities concerning Confidential Information, one Party shall not, without obtaining the prior consent from the other Party, issue or release any announcement, report, declaration, or message about this Agreement or any transaction or clause of this Agreement. However, one Party or its Affiliates shall disclose the contents of this Agreement according to the compulsive requirements of its local Laws and applicable Laws. After achieving a mutual consent on the details of the news report, the Parties shall report the subscription and contents of this Agreement through press.

7.	OWNERSHIP AND USE OF DRAWINGS, DOCUMENTS AND OTHER ITEMS

All drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by the Seller to develop, produce or manufacture the Products hereunder shall be the sole property of the Seller, and promptly upon the expiration, termination or cancellation of this Agreement, shall be delivered to the Seller. The Buyer shall use all drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by Seller solely for the purposes of this Agreement and shall not use any of such items for the benefit of any third party.

8.	TERMINATION

8.1	Buyer understands and acknowledges that Seller is, on the basis of trust to the Buyer and estimation to the Buyer’s demand, making substantial capital investments to expand its manufacturing capabilities in order to satisfy Buyer’s demand for the Products. The parties acknowledge it is their sincere intent that the risks on the fluctuation of the product prices shall be borne by the Parties respectively, and Buyer is obligated to purchase and Seller is obligated to provide the contracted volumes over the Term of this Agreement. Accordingly, the basis and circumstances under which the parties can terminate this Agreement prior to the expiration of the Term of this Agreement is expressly limited to the terms of this Clause 8.

8.2	Seller understands and acknowledges that Seller is, on the basis of trust to the Buyer and estimation to the Buyer’s demand, making substantial capital investments to expand its manufacturing capabilities. The parties acknowledge it is their sincere intent that the risks on the fluctuation of the product prices shall be borne by the Parties respectively, and Buyer is obligated to purchase and Seller is obligated to provide the contracted volumes over the Term of this Agreement. Accordingly, the basis and circumstances under which the parties can terminate this Agreement prior to the expiration of the Term of this Agreement is expressly limited to the terms of this Clause 8.

8.3	Damages for the delayed payment of the Buyer

If the Buyer delays to make the Advance Payment of Products, the Buyer shall be liable to pay *** liquidated damages per delayed day, and if the delayed period expires ***, the Seller shall be entitled to terminate this Agreement anytime thereafter. In case the Seller terminates this Agreement, the Buyer shall bear liquidated damages of *** in addition to the accumulated amount of the aforesaid liquidated damages for Advance Payment. The Seller shall also have the right to not terminate this Agreement and the liquidated damages should be accumulatively calculated. If Buyer delays to make any Payment, the Seller shall issue notice within *** to ask Buyer to rectify default, the Buyer shall rectify default in time, in case the Buyer fails to rectify the default within ***, the Buyer shall be liable for *** as liquidated damages per delayed day as of the ***, if the Buyer delays to pay off the Payment for *** or more days, the Seller shall terminate this Agreement anytime thereafter. In case Seller terminates this Agreement, Seller shall claim Buyer for, in addition to the accumulated amount of the aforesaid liquidated damages, an amount of liquidated damages equals to residual Payment for the un-purchased volume of Products within the committed volume during the Term of this Agreement as stipulated in Exhibit B; or Seller shall make such requests to the Buyer: (a) to pay the accumulated amount of the aforesaid liquidated damages; and (b) the residual Advance Payment paid by the Buyer shall be kept by the Seller; and (c) to pay an amount of liquidated damages equals to ***. The Seller shall also have the right to not terminate this Agreement and the liquidated damages stipulated in section (a) of this clause should be accumulatively calculated.

8.4	Damages for Seller’s default

If the Seller’s delivery delays or falls short of contracted volume, except the occasion stipulated in clause 3.3 of this Agreement, the Buyer shall, within ***, issue notice to ask Seller to rectify default, the Seller shall rectify default in time, if the Seller fails to do so within ***, the Seller shall be liable for *** as liquidated damages per delayed day as of the ***, if the Seller fails to deliver for *** or more days, Buyer shall be entitled to terminate this Agreement anytime thereafter. In case the Buyer terminates this Agreement, the Buyer shall make

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such requests to the Seller: (a) to pay the aforesaid liquidated damages accumulatively, and (b) Seller shall return the residual Advance Payment paid by the Buyer to the Buyer, and pay *** as liquidated damages, and (c) to pay *** as liquidated damages. The Buyer shall also have the right to not terminate this Agreement and the liquidated damages stipulated in section (a) of this clause should be accumulatively calculated.

8.5	The Parties hereto agree and acknowledge that all Losses arising out of the said breaches have been anticipated at the conclusion of this Agreement, and agree that the calculation methods for Losses there from shall be the same with those of liquidated damages. The parties hereto agree the waiver of rights, as set forth in Article 114 of Contract Law of the People’s Republic of China, to refuse the payment of balances between the higher liquidated damages and the lower Losses.

9.	NOTICE

All certificates or notices required hereunder shall be given in writing and addressed or delivered to the representative specified herein below. Notices shall be deemed received (a) upon delivery, when personally delivered; (b) upon receipt, when sent via registered or certified mail; and (c) the next business day, when sent via overnight courier. Copies of all general correspondence regarding this Agreement shall also be sent to following representatives:

Notices to Seller:

Jiangsu Zhongneng Polysilicon Technology Development Co.,

Ltd.

No. 66, Yangshan Road, Xuzhou Economic Development Zone,

Jiangsu, PRC

Mr. Zhu Guomin

General Manager

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Notices to Buyer:

Changzhou Trina Solar Energy Co., Ltd.

No.2, Tianhe Road, Electron Industrial Park, Xinbei District, Changzhou,

Jiangsu, PRC

Zhu Yu

Vice-president

Buyer or Seller may change the representative designated to receive notice hereunder by written notice to the other Party. All correspondence and transmittals between the Parties shall be executed pursuant to coordination procedures that shall be developed by the Parties.

10.	LANGUAGE

The Parties hereby confirm that this Agreement shall be prepared in Chinese and English. Both languages are consistent in binding. In case disputes arise, the Chinese version should prevail.

11.	CHOICE OF LAWS

This Agreement shall be governed by and construed in accordance with the Laws of PRC, excluding the non-PRC laws and rules regarding collision of choice of law.

12.	ARBITRATION

Except as otherwise provided in this Agreement, any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or validity thereof, shall be finally settled by the China International Economic and Trade Arbitration Commission, Shanghai Commission (“CIETAC-SH”) under the spot PRC arbitration rules in force. The place of arbitration shall be Shanghai, and the language used in the arbitral proceedings shall be Chinese mandarin.

The arbitral award made and granted by the arbitrator shall be final, binding and incontestable and may be used as a basis for judgment thereon in any court having jurisdiction. All costs of arbitration (including, without limitation, those incurred in the appointment of arbitrator) shall be apportioned in the arbitral award.

13.	WAIVER

The failure of either Party to demand strict performance of the terms hereof or to exercise any right conferred hereby shall not be construed as a waiver or relinquishment of its rights to assert or rely on any such term or right in the future.

14.	SEVERABILITY

In the event that any provision of this Agreement is deemed as a matter of Laws to be unenforceable or null and void, such unenforceable or void portion of such provision shall be deemed severable from the Agreement and the remainder of the Agreement shall continue in full force and effect.

15.	ASSIGNMENT

Except the occasion as stipulated in clause 2.7 of this Agreement, neither Seller nor Buyer shall assign, subcontract or otherwise delegate any of their rights or obligations hereunder without the other Party’s prior written consent. Any such assignment without the other Party’s consent shall be void.

16.	SURVIVAL

All warranties, remedial obligations, indemnities, and confidentiality rights and obligations provided herein shall survive the cancellation, expiration or termination hereof.

17.	AMENDMENTS

No amendment, modification or waiver of any term hereof shall be effective unless set forth in a writing signed by both Buyer and Seller.

18.	ENTIRE AGREEMENT

This Agreement, which includes this cover contract and the Exhibits hereto, constitutes the entire agreement of the Parties with respect to the subject matter herein and supersedes any prior or contemporaneous agreement or understanding between the Parties.

19.	EFFECTIVENESS

This Agreement will become effective as of the date the Parties execute it.

The underside of this page intentionally remains blank, and the subscription page is attached.

Signature Page

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

seal

Authorized representative

Date:

Buyer: Changzhou Trina Solar Energy Co., Ltd.

seal

Authorized representative

Date:

Exhibit A

Specifications of Solar Grade Polysilicon

1.	Boron: ***
2.	Donor: ***
3.	Carbon: ***
4.	Total Metals (Fe, Cu, Ni, & Cr etc.): ***
5.	Lifetime (N type): ***

Exhibit B Trina Solar Monthly Supply Volume, Price and Prepayment

2008 Monthly Supply Volume and Price

Month	Unit	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Planned polysilicon supply volume	tonnes	***	***	***	***	***	***	***	***	***	***
Price
Unit price (before tax) (RMB)	RMB/kg	***	***	***	***	***	***	***	***	***
Total price (before tax)	RMB	***	***	***	***	***	***	***	***	***	***
Unit price (after tax) (RMB)	RMB/kg	***	***	***	***	***	***	***	***	***
Applicable tax rate		17%	17%	17%	17%	17%	17%	17%	17%	17%
Payment date		***	***	***	***	***	***	***	***	***
Total (after tax)	RMB	***	***	***	***	***	***	***	***	***	***

Supply Volume and Price for 2009-2010 Quarterly Plan

Year	Unit	2009					2010
Month		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total	lst Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
Planned polysilicon supply volume	tonnes	***	***	***	***	***	***	***	***	***	***

Unit price (after tax) (RMB)	RMB/kg	***	***	***	***		***	***	***	***

Total (after tax)	RMB	***	***	***	***	***	***	***	***	***	***

Supply Volume and Price for 8-year Long Term Contract

Year		2008	2009	2010	2011	2012	2013	2014	2015	Total
Volume	tonnes	***	***	***	***	***	***	***	***	16350
Unit Price (after tax)	RMB/kg	***	***	***	***	***	***	***	***
Total (after tax)	RMB	***	***	***	***	***	***	***	***	12029000000
Pre-payment										***
Pre-payment timeline	Payment timeline	***	***	***
	RMB	***	***	***						***

Term:

1.	Seller may adjust the above listed supply plan, For each quarter after the agreement date, the adjustment shall not be more than *** of the total quarterly supply volume

2.	except for the April 2008 delivery, the payment date should be ***, on the *** of each month, the prepayment for next month’s delivery should be paid in full.

3.	the parties shall negotiate the supply volume for the next year in each December. If such negotiation fails, the seller may determine the month supply volume based on ***.

4.	the after tax price has included a tax of 17%, if the tax rate has been adjusted by the government, the tax shall be calculated based the rate determined by the government.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Supplementary Agreement to the Polysilicon Supply Agreement

by and between

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

And

Changzhou Trina Solar Energy Co., Ltd.

Seller contract number: SSC000119

Buyer contract number: TCZ-A1130-0803-CGC-120-0

August 19, 2008

Supplementary Agreement to the Polysilicon Supply Agreement

Buyer: Changzhou Trina Solar Energy Co., Ltd.

Business Address (mailing address): No. 2 Tianhe Road, Electronics Industrial Park, Xinbei District, Changzhou, Jiangsu

Legal Representative: Gao Jifan

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Business Address (mailing address): No. 66, Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province, PRC

Legal Representative: Zhu Guomin

The Seller and the Buyer entered in to a Polysilicon Supply Agreement dated May 29, 2008 (Buyer contract number: TCZ-A1130-0803-CGC-120-0; Seller contract number: SSC000119) (the “Long –term Agreement”). Pursuant to Clause 1.3 and 17 of the Long-term Agreement, through friendly consultation and for mutual benefits, the parties agree to enter into this supplementary agreement to the Long-term Agreement (the “Supplementary Agreement”):

1. The Seller and the Buyer hereby agree to amend the polysilicon supply volume, purchase price and delivery schedule as stipulated in Exhibit B to the Long-term Agreement for the years 2008 and 2009. In addition to the polysilicon supply stipulated in Exhibit B to the Long-term Agreement for the years from 2010 to 2015, the Seller and the Buyer further agree to supply and to purchase additional 125*125 mm solar-grade monosilicon wafers for the years from 2010 to 2015 (the “Wafers”) at the price stipulated herein. The details regarding the amended products supply volume, purchase price and payment are set forth in Exhibit B-1 to this Supplementary Agreement.

2. Upon the effectiveness of this Supplementary Agreement, the Buyer shall make prepayment in accordance to the amended prepayment schedule. The prepayment, as amended, shall be RMB***. The details regarding the amount and payment schedule of such prepayment are set forth in Exhibit B-1. The RMB*** prepayment that has already been paid by the Seller is the prepayment for its polysilicon purchase (the “Polysilicon Prepayment”); matters in connection with such prepayment (including effectiveness and setoff) shall be carried out in accordance with the Long-term Agreement. The RMB*** prepayment to be made by the Seller is the prepayment for its additional Wafer purchase (the “Wafer Prepayment”). One *** of the of the Wafer Prepayment shall be used to offset the monthly purchase price payable by the Buyer commencing from ***.

3. Upon the effectiveness of the Supplementary Agreement, the supply volume, price and other terms stipulated in the Long-term Agreement shall be amended by this Supplementary Agreement, and the parties shall perform the Long-term Agreement accordingly. Exhibit B to the Long-term Agreement shall be replaced by Exhibit B-1 to this Supplementary Agreement. For polysilicon that has already been supplied in accordance with the original supply volume and delivery schedule for year 2008 set forth in the original Exhibit B to the Long-term Agreement, the parties shall continue to perform their obligations in accordance with the Long-term Agreement.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4. For the additional Wafers Supply during year 2010 to year 2015, the parties agree to the following (in this clause the word “product” or “products” refers to the Wafers) :

4.1 Quality

The quality of the Wafers supplied by the Seller shall comply with the specification set forth in Exhibit A-1 to this Supplementary Agreement (as amended by the parties from time to time). The parties shall amend the quality specification of the Wafers once a year through negotiation. However, if the parties cannot reach an agreement through such negotiation, the relevant provisions in Clause 3.4.2 of the Long–term Agreement shall apply. Any dispute concerning the specification of the Wafers shall be handled in accordance with Clause 3.4.1 of the Long-term Agreement.

4.2 Supply Volume and Price

The volume and price of the Wafers to be supplied by Seller is set forth in Exhibit B-1 to this Supplementary Agreement. Such price includes value added tax, but does not include shipping costs, insurance fees and any other fees which shall be borne by the Buyer. The Seller may adjust (increase or decrease) the supply volume of the Wafers in every quarter by no more than *** of the total quarterly supply volume, and the amount in short (if any) shall be supplied to the Buyer in the following quarter.

4.3 Payment

4.3.1 Prepayment: the Buyer shall make prepayment in accordance with Clause 2 of this Supplementary Agreement.

4.3.2 Payment: the parties hereby agree on the terms set forth in Exhibit B-1 hereto. The Seller may refuse to make delivery of the portion of the products for which the purchase price has not been fully paid.

4.3.3 the Seller shall issue an invoice (including VAT) to the Buyer within *** of receiving the full payment for the products to be delivered in the then current month.

4.4 Packaging and Labeling

4.4.1 the packaging of the Wafers shall be suitable for long distance shipping and there shall not be damage or contamination to the Wafers when they reach the storage facility designated by the Seller. The Seller shall be liable for any loss, damage or contamination to the Wafers caused by inappropriate packaging. Notwithstanding the foregoing, the Seller shall not be subject to any liability if damage to the Wafers is less than *** of the total number of Wafers delivered in the given batch.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4.4.2 Labeling: the Seller shall indicate the manufacturer, product serial number, product model, weight and date of manufacture on the interior and exterior packaging in accordance with the Buyer’s instructions.

4.5. Delivery

The delivery location of the Wafer shall be designated by the Seller. The shipping and insurance costs from the delivery location to the Buyer’s premise shall be borne by the Buyer. The monthly supply shall be delivered in equal installment every *** days (*** installments in total each month). Clause 3.6.4 of the Long-term Agreement continues to govern the delivery of the Wafers. However, if the Buyer cannot pick up the Wafers on time due to product quality issues caused by the Seller, Clause 3.6.4 of the Long-term Agreement shall not apply.

4.6 Inspection

4.6.1 Amount: Buyer shall inspect the products within *** after receiving the delivery at the Buyer’s premise. If the amount of damaged Wafers exceeds *** of the total amount of Wafers delivered or if the number of Wafers delivered is less than the agreed amount, the Buyer shall promptly inform the Seller by written notice. The Seller shall make up the shortage within *** of receiving the written notice, provided that any damaged Wafers are still in their original packaging. The Seller is not liable for any damage to the Wafers caused by damage or trauma to the packaging. The quality of the Wafers delivered to replace the damaged Wafers shall comply with the specification set out in Exhibit A-1 (as amended by the parties from time to time). If the Buyer does not notify the Seller of any deficiencies in the delivered product within the time limit as set forth above, the Seller shall be deemed as having no complaint about the amount of the Wafer delivered.

4.6.2 Quality: the product quality of the Wafers shall comply with the specifications set forth in Exhibit A-1 (as amended by the parties from time to time). The Buyer shall complete its inspection concerning the product quality of the Wafers within *** of the delivery. If during the inspection conducted within *** of the delivery, the Buyer discovered that the Wafers do not comply with the specifications set out in the Exhibit A-1 hereto (as amended by the parties from time to time), the Buyer shall promptly inform the Seller by written notice. The Buyer shall be entitled to require the Seller to replace the defective Wafers with Wafers whose quality complies with the specifications set forth in Exhibit A-1 (as amended by the parties from time to time) within *** after receiving the Buyer’s written notice. If the Buyer does not notify the Seller any quality defect within the time limit as set forth above, the Buyer shall be deemed as having no complaint about the quality of the Wafers delivered.

4.6.3 Other inspection: the Buyer shall complete the inspection of the number of packages, exterior appearance and weight of the delivery packages of the Wafers at the time of picking up the Wafers. If no complaint is raised at the time when Buyer picks up the Wafers, the Buyer is deemed as having no complaint about the number, exterior appearance and weight of the delivery packages.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4.6.4 The Buyer is entitled to send an authorized representative to the delivery location to conduct inspection prior to picking up the delivery. However, such inspection shall not adversely affect the ordinary production and business of the Seller and shall be conducted in accordance with the safety rules and procedures and other regulations of the Seller.

4.6.5 The costs associated with products exchanges stipulated in Clause 4.6.2 shall be borne by the Seller.

4.6.6 If there is any dispute regarding the product quality of the Wafers and the Seller does not make any exchange, before the final determination on the product quality has been made in accordance with Clause 3.4.1 of the Long-term Agreement, Clause 4.8.1 herein shall not apply. If according to the final determination made in accordance to Clause 3.4.1 of the Long-term Agreement the quality of the Wafers does not comply with the specifications set out in Exhibit A-1 (as amended by the parties from time to time), the Seller shall exchange such defective Wafers within *** after the inspection report issued by an authorized entity (as stipulated in Clause 3.4.1 of the Long-term Agreement), and the Seller shall pay a penalty equals to ***; otherwise Clause 4.8.1 shall apply.

4.7 Manufacture: the Seller may manufacture the Wafers itself or entrust a third party to manufacture the Wafers.

4.8 Liabilities

4.8.1 Seller’s Liabilities: Except for a force majeure event, if Seller fails to make timely delivery or exchange of the Wafers, the Seller shall be entitled to a grace period of *** during which the Seller shall promptly cure its default. If the Seller still fails to make delivery or exchange within *** after receiving the default notice by the Buyer, then starting from the *** the Seller shall pay a penalty equals to ***. If the Seller delays delivery or exchange for more than ***, the Buyer shall be entitled to terminate its purchase of the additional Wafers from the Seller for year 2010 to year 2015. If the Buyer so terminates its purchase of the Wafers, the Buyer shall be entitled to request the Seller, within *** of the termination date (i) to pay the above accumulated penalties, (ii) to refund the remaining prepayment made by the Buyer and pay a penalty equals ***, and (iii) to pay a penalty equals to ***. The buyer may also choose not to terminate its purchase. In such case, the penalty stipulated in provision (i) above shall continue to accumulate, and the Buyer shall be entitled to make cover purchase from domestic and international markets. The portion of the cover price (including any related expenses) that exceed the price set forth in Exhibit B-1 (as amended from time to time) and any expenses related to the cover purchase shall be paid by the Seller, provided that the cover price shall not be higher than *** of the then current market price and the related expenses shall not be higher than *** of the total contract price of such cover purchase.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4.8.2 Buyer’s Liability: Except for a force majeure event, if the Buyer delays in making prepayments for the Wafers, the Buyer shall be entitled to a grace period of ***, during which the Buyer shall promptly cure its default. If the Buyer still fails to make payment within *** after receiving the default notice by the Seller, the Seller shall be entitled to terminate the additional Wafer supply for year 2010 to year 2015 within *** thereafter and keep the prepayment which has already been paid. The Seller may choose not to terminate this Supplementary Agreement, and the Buyer shall pay a penalty equals to *** of the outstanding prepayment per each day of delay starting from the *** day after receiving the default notice.

If the Buyer fails to make the payment for a certain batch of Wafers, the Buyer shall be entitled to a *** grace period, during which the Buyer shall promptly cure the default. If the Buyer still fails to make the payment within *** after receiving the default notice by the Seller, the Buyer shall pay a penalty equals to ***. If the Buyer fails to make payment for more than ***, the Seller shall be entitled to terminate its additional Wafer supply for year 2010 to year 2015. If the Seller so terminates its Wafer supply, the Seller shall been entitled to, within *** of the termination date (i) request the Buyer to pay the above accumulated penalties, (ii) to retain *** of the remaining prepayment which has already been paid by the Buyer, and (iii) to request the Buyer to pay a penalty equals to ***. *** of the remaining prepayment shall be returned to the Buyer within *** of the date on which the Seller terminates its Wafer supply for year 2010 to year 2015. The above mentioned amount payable by the Seller and the Buyer shall offset each other and the remaining balance shall be paid by the appropriate party. The Seller may also choose not to terminate its Wafer supply. In such case, the penalty stipulated in provision (i) above shall continue to accumulate, and the Seller shall be entitled to sell the Wafers to domestic and international markets. Any shortfall in the cover price (including any related expenses) as compared to the price set forth in Exhibit B-1 (as amended from time to time) shall be paid by the Buyer along with any expenses related to the cover sales, provided that the cover price shall not be less than *** of the then current market price and the related expenses shall not be higher than *** of the total contract price of such cover sale.

4.9 In case a force majeure event takes place, which renders the performance of a party’s obligation as stipulated in this Clause 4 delayed or impossible, such party shall inform the other party within *** of such force majeure event. It the force majeure event is not resolved or overcome within *** after its occurrence, the other party shall be entitled to unilaterally terminate the Wafer purchase or supply under this Supplementary Agreement and the parties shall handle the follow-up procedures in accordance with the relevant laws.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

5. The quality and model of the polysilicon supply under both the Long-term Agreement and this Supplementary Agreement shall comply with the specifications and standard set forth in Exhibit A to the Long-term Agreement. The Buyer shall inspect the quality within *** after receiving the delivery. If the Buyer discovers that the polysilicon supply does not comply with the specification and standard set forth in Exhibit A, the Buyer shall notify the Seller in writing and is entitled to request the Seller to make exchange within *** after receiving the notice. If the Buyer does not raise any complaint within the aforementioned period, the Buyer is deemed as having no complaint about the quality.

6. The full name of the Long-term Agreement shall be amended to “Polysilicon and Wafer Supply Agreement” and any reference to “polysilicon” therein shall be amended to “polysilicon and wafers.”

7. This Supplementary Agreement shall be deemed as a supplement to the Long-term Agreement and it shall only amend the Long-term Agreement as expressly set forth herein. Both parties hereby agree that other provisions of the Long-term Agreement shall continue in full force and effect and shall be performed by and applied to the parties accordingly. For the avoidance of doubt, the parties agree that matters related to Polysilicon supply and purchase shall be carried out in accordance with the Long-term Agreement except otherwise expressively amended herein; and matters related to Wafer purchase, supply and any liability related thereto shall be carried out in accordance with Clause 4 of this Supplementary Agreement, provided that any matter not stipulated in this Supplementary Agreement shall continue to be governed by the Long-term Agreement (including the preamble, Part 1 (Definition), Part 2 (General Provisions), Part 3 (Supply of Products) as well as Portions of Parts 4, 5, 6, 7, and 9 which are not otherwise amended or stipulated in this Supplementary Agreement).

8. Without prior written consent by the other party, each party shall regard any materials or information concerning this Supplementary Agreement as confidential, and shall not disclose directly or indirectly any information concerning the other party except where such disclosure is otherwise required by law. If any disclosure is required by law, the disclosing party shall apply for confidential treatment and give written notice to and discuss with the other party about the scope and content of such disclosure when possible.

9. The interpretation and performance of the Supplementary Agreement shall be governed by the currently effective PRC laws.

10. Matters not addressed herein shall be governed by supplemental written agreements between the parties, which supplemental written agreements shall have the equal force and effect as this Supplementary Agreement.

11. The Supplementary Agreement shall become effective upon the signing by the legal representatives or authorized representatives of the parties and affixing of all seals of the parties.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

12. The Supplementary Agreement is executed in four counterparts, with both parties holding two, and each counterpart shall have the equal force and effect.

Buyer: Changzhou Trina Solar Energy Co., Ltd.

By:
Title:

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

By:
Title:

Exhibit A-1 Product Specification for Solar Grade 125x125mm Wafer

Property	Specification
A
Growth method	***

Crystal Orientation	***

Donor type / Dopant	***

Oxygen concentration	***

Carbon concentration	***

Dislocation density(etching pit)	***

Resistivity	***

Lifetime	***

Geometry	***

Thickness (T)	***

TTV	***

Dimensions(W×W)	***

Diameter( )	***

Saw marks	***

Surface quality	***

Edge Chip	***

Edge Defect	***

Warpage	***

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

***

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B-1

Product Supply Volume, Purchase Price and Prepayment

Year 2008 monthly Polysilicon supply volume and purchase price

Month	Unite	September	October	November	December	Total
Planned supply volume	tonnes	***	***	***	***	***

Unit price (after tax)	RMB/kg	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)

Total price (after tax)	RMB	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the unit price being 1.2 times of then current spot market price (whichever is lower)

Payment date		***	***	***	***

Year 2009 quarterly Polysilicon supply volume and purchase price

Quarter		First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Planned supply volume	tonnes	***	***	***	***	***

Unit price (after tax)	RMB/kg	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)	*** or 1.2 times of then current spot market price (whichever is lower)

Total price (after tax)	RMB	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the after tax unit price being 1.2 times of then current spot market price (whichever is lower)	*** or the total purchase price calculated based on the unit price being 1.2 times of then current spot market price (whichever is lower)

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Polysilicon and wafer (125x125mm) supply volume and purchase price from year 2010 to year 2015

Year		2010	2011	2012	2013	2014	2015	Total
Polysilicon Supply Volume	tonnes	***	***	***	***	***	***	16,350
Polysilicon unite price (after tax)	RMB/kg	***	***	***	***	***	***
Polysilicon total price (after tax)	RMB	***	***	***	***	***	***	***
Wafer (125x125mm) supply volume	pieces	***	***	***	***	***	***	***
Wafer (125x125mm) unit price (after tax)	RMB/piece	***	***	***	***	***	***
Wafer (125x125mm) total price (after tax)	RMB	***	***	***	***	***	***	***
Total Contract Price		***	***	***	***	***	***	28,850,670,000

Prepayment
Total Prepayment	RMB	***
Amount paid	RMB	***
Amount outstanding	RMB	***
Prepayment date (the relevant prepayment has to be made prior to such date)		***	***	***	***	***
Prepayment Amount (such amount shall be paid prior to the relevant prepayment date)	RMB	***	***	***	***	***	***

Notes:

(1) The spot market price for polysilicon for year 2008 and 2009 shall equal to the average price at which the Seller made it spot market sale for the prior three months.

(2) the parties shall negotiate and determine the monthly supply volume (for both polysilicon and Wafers) of the following year every December based on the production capacity and production schedule of the Seller and the purchase ability of the Buyer. In the event that determination can not be reached in December, the monthly supply volume (for both polysilicon and Wafers) of the following year shall be *** (for both polysilicon and Wafers). The after tax unit price of the year multiplies the supply volume of a month shall be the purchase price of that month.

(2) the Buyer shall pay the total amount of the purchase price of the following month prior to the *** of each month.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(3) the after tax price has included a tax of 17%, if the tax rate has been adjusted by the government, the tax shall be calculated based on such rates determined by the government.